SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 5, 2006
(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO  83712
(Address of principal executive offices, including zip code)

208 / 386-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 5, 2006, Washington Group International, Inc. (the “Company”), as borrower, certain lenders, and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”), entered into an Incremental Tranche A Facility Commitment Assumption Agreement (the “Assumption Agreement”) related to the Company’s $350,000,000 revolving credit facility evidenced by the Second Amended and Restated Credit Agreement, dated as of June 24, 2005, among the Company, various lending institutions and issuers and the Administrative Agent, as amended. In connection with the Assumption Agreement the Company terminated in its entirety the $102,500,000 Tranche B revolving credit line under the credit facility and, pursuant to the Assumption Agreement, increased the Tranche A revolving credit line by an equal amount. As a result, the commitment fees payable by the Company with respect to unused revolving availability will decrease:  the commitment fee with respect to unused Tranche B availability was 1.75% per annum, whereas the commitment fee with respect to unused Tranche A availability is either 0.25% or 0.50% per annum, depending on the then applicable ratings for the Company’s senior secured indebtedness.

The foregoing description of the Assumption Agreement and related matters is qualified in its entirety by reference to the Assumption Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. For additional information regarding the changes to the Company’s credit facility, see the press release issued by the Company on July 5, 2006, a copy of which is furnished under item 7.01 of this current report on Form 8-k.

Item 7.01                             Regulation FD Disclosure

On July 5, 2006, Washington Group International, Inc. issued a news release announcing (1) that the Company has restructured its existing credit facility to further reduce ongoing interest expense and (2) that the Company has increased its guidance for 2006. A copy of the news release is furnished herewith as Exhibit 99.1.

This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Incremental Tranche A Facility Commitment Assumption Agreement dated as of July 5, 2006, among Washington Group International, Inc., the lenders and issuers party thereto and Credit Suisse, as Administrative Agent.

99.1	Press Release issued by Washington Group International, Inc., on July 5, 2006, announcing the restructure of its credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

By:	/s/ Craig G. Taylor
Name:	Craig G. Taylor
Title:	Corporate Secretary

Dated:  July 6, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1

Incremental Tranche A Facility Commitment Assumption Agreement dated as of July 5, 2006, among Washington Group International, Inc., the lenders and issuers party thereto and Credit Suisse, as Administrative Agent.

99.1	Washington Group International, Inc. news release, dated July 5, 2006, announcing the restructure of its credit facility.